RiverSource® Survivorship Variable Universal Life Insurance
INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
Issued by:	RiverSource Life Insurance Company (RiverSource Life)
70100 Ameriprise Financial Center Minneapolis, MN 55474 Telephone: 1-800-862-7919 (Service Center) Website address: riversource.com/lifeinsurance RiverSource Variable Life Separate Account
Summary Prospectus for New Investors
May 1, 2026
This Summary Prospectus summarizes key features of the RiverSource Survivorship Variable Universal Life Insurance (SVUL) (the Policy). Before you invest, you should also review the prospectus for the Policy, which contains more information about the Policy’s features, benefits, and risks. You can find this document and other information about the Policy online at riversource.com/lifeinsurance. You can also obtain this information at no cost by calling 1-800-862-7919 or by sending an email request to riversourcesharholdercomms@ampf.com.
If you are a new investor in the policy, you may cancel your policy within 10 days of receiving it without paying penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive a full refund of all premiums paid, including any policy fees or other charges, less Indebtedness. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

RiverSource Survivorship Variable Universal Life Insurance  — Summary Prospectus 1

2 RiverSource Survivorship Variable Universal Life Insurance  — Summary Prospectus

Key Terms
These terms can help you understand details about your policy.
Accumulation Unit: An accounting unit used to calculate the value of the Subaccounts.
Attained Insurance Age: An Insured's Insurance Age plus the number of Policy Anniversaries since the Policy Date. Attained Insurance Age changes only on a Policy Anniversary.
Beneficiary: The person(s) or entity(ies) designated to receive the death benefit Proceeds.
Cash Surrender Value: Proceeds received if you surrender the policy in full. The Cash Surrender Value equals the Policy Value minus Indebtedness and any applicable Surrender Charges.
Close of Business: The time the New York Stock Exchange (NYSE) closes, 4 p.m. Eastern time unless the NYSE closes earlier.
Code: The Internal Revenue Code of 1986, as amended.
Death Benefit Valuation Date: The date of the last surviving Insured’s death when death occurs on a Valuation Date. If the last surviving Insured does not die on a Valuation Date, then the Death Benefit Valuation Date is the next Valuation Date following the date of the last surviving Insured’s death.
Duration: The number of years a policy is in force. For example, Duration 1 is the first year the policy is in force and Duration 15 is the 15th year the policy is in force.
Fixed Account: The portion of the Policy Value that earns interest at a fixed rate not less than the guaranteed interest rate as shown under Policy Data.
Fixed Account Value: The portion of the Policy Value that you allocate to the Fixed Account, including Indebtedness.
Full Surrender: The withdrawal of the full Cash Surrender Value and termination of the policy.
Funds: Mutual funds or portfolios, each with a different investment objective. (See “The Variable Account and the Funds.”) Each of the Subaccounts of the Variable Account invests in a specific one of these Funds.
Good Order: We cannot process your transaction request relating to the policy until we have received the request in Good Order at our Service Center. “Good Order” means the actual receipt of the requested transaction in writing, along with all information, forms and supporting legal documentation necessary to effect the transaction. To be in “Good Order,” your instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. This information and documentation generally includes your completed request; the policy number; the transaction amount (in dollars); the names of and allocations to and/or from the Subaccounts, the Indexed Accounts and the Fixed Account affected by the requested transaction; Social
Security Number or Taxpayer Identification Number; and any other information, forms or supporting documentation that we may require. For certain transactions, at our option, we may require the signature of all policy Owners for the request to be in Good Order. With respect to purchase requests, “Good Order” also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
Indebtedness: All existing loans on the policy plus interest that has either been accrued or added to the policy loan.
Indexed Account: The portion of the Policy Value that has the ability to earn interest based on a change in the value of one or more designated indexes.
Insurance Age: The age of an Insured, based upon his or her nearest birthday on the date of the application.
Insured: The person(s) whose life(ves) is/are insured by the policy.
Lapse: The policy ends without value and no death benefit is paid.
Monthly Date: The same day each month as the Policy Date. If there is no Monthly Date in a calendar month, the Monthly Date is the first day of the next calendar month.
Net Amount at Risk: A portion of the death benefit equal to the current death benefit divided by the guaranteed interest rate factor shown under Policy Data minus the Policy Value. This is the amount to which we apply cost of insurance rates in determining the monthly cost of insurance.
No-Lapse Guarantee (NLG): A feature of the policy guaranteeing that the policy will remain in force over the No-Lapse Guarantee Period even if the Cash Surrender Value is insufficient to pay the monthly deduction. This feature is in effect as long as certain premium payment requirements are met.
Owner: The entities to which, or individuals to whom, we issue the policy or to whom you subsequently transfer ownership. The Owner is authorized to make changes to the policy and request transactions involving Policy Value. In the prospectus “you” and “your” refer to the Owner.
Partial Surrender: The withdrawal of an amount of the Policy Value that is less than the full Cash Surrender Value. Sometimes we refer to a Partial Surrender as a withdrawal.
Policy Anniversary: The same day and month as the Policy Date each year the policy remains in force.

RiverSource Survivorship Variable Universal Life Insurance  — Summary Prospectus 3

Policy Data: The portion of the policy that includes specific information on your policy regarding your policy’s benefits, amount and duration of guaranteed charges, premium information, and other benefit data applicable to the Insureds.
Policy Date: The date we issue the policy and from which we determine policy anniversaries, policy years and policy months. The Policy Date is shown under Policy Data.
Policy Value: The sum of the Fixed Account Value plus the Variable Account Value plus the values of the Indexed Account(s).
Proceeds: The amount payable under the policy as follows:
•
Upon death of the last surviving Insured prior to the date the youngest Insured has reached Attained Insurance Age 120, Proceeds will be the death benefit in effect as of the date of the last surviving Insured’s death, minus any Indebtedness.
•
Upon death of the last surviving Insured on or after the youngest Insured has reached Attained Insurance Age 120, Proceeds will be the greater of:
—
the Policy Value on the date of the last surviving Insured’s death minus any Indebtedness on the date of that Insured’s death; or
—
the death benefit at the youngest Insured’s Attained Insurance Age 120 Policy Anniversary minus any partial surrenders and partial surrender fees occurring after the youngest Insured’s Attained Insurance Age 120 Policy Anniversary minus any Indebtedness on the date of the last surviving Insured’s death.
•
On Full Surrender of the policy, the Proceeds will be the Cash Surrender Value.
Pro Rata Basis: Method for allocating amounts to the Fixed Account and to each of the Subaccounts. It is proportional to the value (minus any Indebtedness in the Fixed Account and/or the value of the Fixed Account that is part of a Special Dollar-Cost Averaging (“SDCA”) arrangement) that each bear to the total Policy Value minus Indebtedness, the values of the Indexed Accounts, and the value of the Fixed Account that is part of an SDCA arrangement.
Risk Classification: A group of Insureds that RiverSource Life expects will have similar mortality experience.
RiverSource Life: In this prospectus, “we,” “us,” “our” and “RiverSource Life” refer to RiverSource Life Insurance Company.
Scheduled Premium: A premium you select at the time of application, of a level amount, at a fixed interval of time.
Service Center: Our department that processes all transaction and service requests for the policies. We consider all transaction and service requests received when they arrive in Good Order at the Service Center. Any transaction or service requests sent or directed to any location other than our Service Center may end up delayed or not processed. Our Service Center address and telephone number are listed on the first page of the prospectus.
Specified Amount: An amount chosen by you that we use to determine the death benefit and the Proceeds payable upon death of the last surviving Insured prior to the youngest Insured’s Attained Insurance Age 120 Policy Anniversary. If death benefit option 1 is chosen, this is the amount of life insurance coverage you want. For death benefit option 2 and 3, this is the minimum amount of life insurance coverage. We show the initial Specified Amount you have chosen in your policy.
Subaccounts: Each Subaccount is a separate investment division of the Variable Account and invests in a particular portfolio or Fund.
Surrender Charge: A charge we assess against the Policy Value at the time of surrender, or if the policy Lapses, during the first ten years of the policy and for ten years after an increase in coverage.
Valuation Date: Any normal business day, Monday through Friday, on which the New York Stock Exchange (NYSE) is open, up to the time it closes, generally 4:00 PM Eastern Time. At the NYSE close, the next Valuation Date begins. We calculate the Accumulation Unit value of each Subaccount on each Valuation Date. If we receive your transaction request at our Service Center before the Close of Business, we will process your transaction using the Accumulation Unit value we calculate on the Valuation Date we received your transaction request in Good Order. On the other hand, if we receive your transaction request in Good Order at our Service Center at or after the Close of Business, we will process your transaction using the Accumulation Unit value we calculate on the next Valuation Date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the Close of Business in order for us to process it using the Accumulation Unit value we calculate on that Valuation Date. If you were not able to complete your transaction before the Close of Business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the Accumulation Unit value we calculate on the next Valuation Date.
Variable Account: RiverSource Variable Life Separate Account consisting of Subaccounts, each of which invests in a particular Fund. The Policy Value in each Subaccount depends on the performance of the particular Fund.
Variable Account Value: The sum of the values that you allocate to the Subaccounts of the Variable Account.
Indexed Account: The portion of the Policy Value that earns interest based on a change in the value of one or more designated indexes.

4 RiverSource Survivorship Variable Universal Life Insurance  — Summary Prospectus

Important Information You Should Consider About the Policy
	FEES AND EXPENSES			Location in Statutory Prospectus
Charges for Early Withdrawals
If you surrender your policy for its full Cash Surrender Value, or the policy
Lapses, during the first 10 years and for 10 years after requesting an increase in the Specified Amount, you will incur a Surrender Charge. The
Surrender Charges are set based on various factors such as the Insureds’
Insurance Ages (or Attained Insurance Ages at the time of a requested increase in the Specified Amount), Risk Classifications and the number of years the policy has been in force (or for the number of years from the effective date of an increase in Specified Amount). The maximum initial
Surrender Charge rate that would be charged on any policy would be
$42.828 per $1,000 of initial Specified Amount.  Therefore, if a Full
Surrender occurs on a policy that was issued with a $1,000,000 initial
Specified Amount, the maximum initial Surrender Charge would be
$42,828 which is 42.828 times $1,000,000 divided by 1,000.  This
Surrender Charge for the initial Specified Amount will remain level for the first five policy years and then decrease monthly until it is zero at the end of the tenth policy year.
The Surrender Charges that apply to your policy are shown under the Policy
Data page of your policy.
Fee Tables Transaction Fees Base Policy Charges
Transaction Charges
In addition to Surrender Charges, you may also incur charges on other transactions, such as a premium expense charge, partial Surrender
Charge, express mail fee, electronic fund transfer fee, and fees imposed when exercising your rights under the Overloan Protection Benefit and the
Policy Split Option Rider. If you take a loan against the policy, you will be charged a loan interest rate on any outstanding balance until the loan is paid off.
Fee Tables
Ongoing Fees and Expenses (annual charges)
In addition to Surrender Charges and transaction charges, an investment in the policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the policy and the cost of the Accounting Value Increase Rider and the Four-Year Term rider if they are elected as optional benefits available under the policy. Such fees and expenses are set based on various factors such as the Insureds’ Risk
Classifications, Issue Ages, genders and the number of years the policy is in force. You should review the rates, fees and charges under the Policy
Data page of your policy.
You will also bear expenses on the Policy Value in the Indexed Accounts at an annual rate of 0.60% applied monthly.
You will also bear expenses associated with the Funds offered under the policy, as shown in the following table:
Fee Tables Transaction Fees Base Policy Charges
	Annual Fee	Minimum	Maximum
	Underlying Fund options (Funds fees and expenses)(1)	0.26%	2.07%
(1) As a percentage of fund assets.
RISKS
Risk of Loss	You can lose money by investing in this policy including loss of principal.			Principal Risks

RiverSource Survivorship Variable Universal Life Insurance  — Summary Prospectus 5

	RISKS	Location in Statutory Prospectus
Not a Short-Term Investment
The policy is not suitable as a short-term investment and is not appropriate for an investor who needs ready access to cash.
The policy is a long-term investment that is primarily intended to provide a death benefit that we pay to the Beneficiary upon the last surviving
Insured’s death.
Your policy has little or no Cash Surrender Value in the early policy years.
During early policy years the Cash Surrender Value may be less than the premiums you pay for the policy.
Your ability to take Partial Surrenders is limited. You cannot take Partial
Surrenders during the first policy year.
Principal Risks
Risks Associated with Investment Options
An investment in the policy is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the policy. Each investment option
(including the Fixed Account and the Indexed Accounts) has its own unique risks. You should review the investment options before making an investment decision. If the death benefit is option 2, the death benefit could decrease from the death benefit on the previous Valuation Date due to adverse investment experience.
Principal Risks The Variable Account and the Funds
Insurance Company Risks
An investment in the policy is subject to the risks related to RiverSource
Life Insurance Company ("RiverSource Life"). Any obligations (including under the Fixed Account and the Indexed Accounts) or guarantees and benefits of the policy that exceed the assets of the Variable Account are subject to RiverSource Life’s claims-paying ability. If RiverSource Life experiences financial distress, RiverSource Life may not be able to meet their obligations to you. More information about RiverSource Life, including their financial strength ratings, is available by contacting RiverSource Life at 1-800-862-7919.
Additional information regarding the financial strength of RiverSource Life can be accessed at: strengthandsoundness.com.
Principal Risks The General Account
Policy Lapse
Insufficient premium payments, fees and expenses, poor investment performance, full and Partial Surrenders, and unpaid loans or loan interest may cause the policy to Lapse. There is a cost associated with reinstating a Lapsed policy. Death benefits will not be paid if the policy has Lapsed.
Your policy may not Lapse if the No Lapse Guarantee is in effect. Also, your policy enters a grace period before Lapsing, allowing you additional time to pay the amount required to keep the policy in force.
Keeping the Policy in Force

6 RiverSource Survivorship Variable Universal Life Insurance  — Summary Prospectus

	RESTRICTIONS	Location in Statutory Prospectus
Investments
•We reserve any right to limit transfers of value from a Subaccount to one or more Subaccounts or to the Fixed Account to five per policy year, and we may suspend or modify this transfer privilege at any time with any necessary approval of the Securities and Exchange Commission.
• Your transfers among the Subaccounts are subject to policies designed to deter market timing.
• The minimum transfer amount from an investment option is $50, if automated, and $250 by mail or telephone.
• On the youngest Insured’s Attained Insurance Age 120 anniversary, any
Policy Value in the Subaccounts will be transferred to the Fixed Account and may not be transferred to any Subaccount or Indexed Account.
• You may only transfer between Subaccounts and the Fixed Account on a
Policy Anniversary, unless you automate such transfers.
• Restrictions into and out of the Indexed Accounts apply.
• We reserve the right to close, merge or substitute Funds as investment options. We also reserve the right, upon notification to you, to close or restrict any Funds. We will obtain any necessary approval of the
Securities and Exchange Commission.
• We generally limit premium payments in excess of $1,000,000.
Transfers Among the Fixed Account, Indexed Accounts and Subaccounts Substitution of Investments
Optional Benefits
•The Four-Year Term rider (FYT), Policy Split Option Rider (PSO), and the
Accounting Value Increase Rider (AVIR) are only available at policy issuance.
• The FYT and PSO are not available for all Insurance Ages or Risk
Classifications that would be insured under the base policy.
• The FYT, PSO, and AVIR have termination dates prior to the termination date of the base policy.
• The PSO, AVIR and Overloan Protection Benefit (OPB) have certain conditions that must be satisfied to exercise the benefit of these riders.
Additional Information About Standard Benefits (Other than Standard Death Benefits)
TAXES
Tax Implications
•You should consult with a tax professional to determine the tax implications of an investment in and payments received under the policy.
• If your policy is a modified endowment contract, you may have to pay a
10% tax penalty if you take a withdrawal of earnings before age 59½.
Taxes
CONFLICTS OF INTEREST
Investment Professional Compensation
In general, we pay selling firms and their sales representatives compensation for selling the policy.
In addition to commissions, we may, in order to promote sales of the policies, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. These promotional incentives or reimbursements may be calculated as a percentage of the selling firm’s aggregate, net or anticipated sales and/or total assets attributable to sales of the policy, and/or may be a fixed dollar amount. Selling firms and their sales representatives may have a financial incentive to recommend the policy over another investment.
Distribution of the Policy
Exchanges
If you already own an insurance policy, some financial representatives may have a financial incentive to offer you a new policy in place of one you already own. You should only exchange an existing policy if you determine, after comparing the features, fees and risks of both policies, that it is better for you to purchase the new policy rather than continue to own your existing policy.
For additional information, see 1035 exchanges under Other Tax Considerations

RiverSource Survivorship Variable Universal Life Insurance  — Summary Prospectus 7

Overview of the Policy
Purpose
The purpose of the policy is to provide life insurance protection on the life of two Insureds and to potentially build Policy Value. The policy is a long-term investment that provides a death benefit that we pay to the Beneficiary upon the last surviving Insured’s death. This Policy may be appropriate for you if you have a long investment time horizon and the Policy’s terms and conditions are consistent with your financial goals. It is not intended for people whose liquidity needs require early or frequent withdrawals or for people who intend to frequently trade in the policy’s variable investment options.
We pay death benefit Proceeds to the chosen Beneficiary when the last surviving Insured person under the Policy dies. You tell us how much life insurance coverage you want. We call this the “Specified Amount” of insurance. Death benefit Proceeds may be increased by any additional death benefit you have elected, and will be decreased by any outstanding Policy loans and loan interest.
Premiums
In applying for your policy, you decide how much you intend to pay and how often you will make any additional payments.
The policy also includes No-Lapse Guarantee benefits, which, subject to certain requirements, guarantees the policy will remain in force even if the Cash Surrender Value is insufficient to pay the monthly deduction. See “No Lapse Guarantees” under “Keeping the Policy in Force” section below.
You will choose a Scheduled Premium at the time of application. The Scheduled Premium serves only as an indication of your intent as to the frequency and amount of future premium payments. You may skip Scheduled Premium payments at any time if your Cash Surrender Value is sufficient to pay the monthly deduction or if you have paid sufficient premiums to keep the No- Lapse Guarantee in effect.
You may also make unscheduled premium payments at any time and in any amount of at least $25.
We reserve the right to limit the number and amount of unscheduled premium payments. No premium payments, scheduled or unscheduled, are allowed on or after the youngest Insured’s Attained Insurance Age 120 Policy Anniversary.
Your policy may Lapse if you do not pay the premiums needed to maintain coverage. In that case, we will not pay a death benefit.
Allocation of Premiums
We will hold any premium paid prior to the Policy Date. As of the Policy Date, we will allocate the Net Premium to the accounts you have selected in your application.
You may direct your Net Premiums or transfers to:
•
A Fixed Account,
•
Indexed Accounts, or
•
Subaccounts that invest in underlying Funds.
A complete list of underlying Funds can be found in “Appendix A: Funds Available Under the Contract”.
Policy Features
•
Flexibility. The policy is designed to be flexible. While at least one of the Insureds are living, you, as the Owner of the policy, may exercise all of the rights and options described in the policy. You may, within limits, (1) change the amount of insurance, (2) borrow or withdraw amounts you have invested, (3) choose when and how much you invest, (4) choose whether your Policy Value or premium will be added to the Specified Amount when determining proceeds payable to the Beneficiary upon the last surviving Insured’s death, and (5) add or delete certain other optional benefits that we make available by rider to your policy, as permitted.
•
Accessing Your Money. At any time while the policy is in force, you may fully surrender your policy in return for its Cash Surrender Value. A Full Surrender will terminate your policy and it cannot be reinstated. At any time after the first policy year, you may partially surrender your policy’s Cash Surrender Value. A Partial Surrender must be at least $500. Partial Surrenders will also reduce your Policy Value and death benefit and will increase your risk of Lapse. Full Surrenders may be subject to Surrender Charges and Partial Surrenders are subject to surrender processing fees.
•
Death Benefit Options. You must choose between death benefit Option 1, Option 2 or Option 3 at the time of your application. After choosing a death benefit option, you may change it at any time prior to the youngest Insured’s Attained Insurance Age 120.
•
Death Benefit Option 1: Provides for a death benefit that is equal to the greater of (a) the Specified Amount and (b) a percentage of Policy Value.
•
Death Benefit Option 2: Provides for a death benefit that is equal to the greater of (a) the Specified Amount plus the Policy Value and (b) a percentage of Policy Value.
•
Death Benefit Option 3: Provides for a death benefit that is equal to the greater of (a) the lesser of (i) the Specified Amount plus premiums paid, less Partial Surrenders and any Partial Surrender fees, or (ii) the Death Benefit Option 3 Limit shown in your Policy Data pages; and (b) a percentage of Policy Value.
•
Loans. You may take a loan from your policy at any time. The maximum amount of a new loan you may take is 90% of the Cash Surrender Value. Generally, this allows you to access Policy Value without the taxes and surrender charges associated with a withdrawal. The minimum loan you may take is $500.When you take a loan, we remove from your

8 RiverSource Survivorship Variable Universal Life Insurance  — Summary Prospectus

investment options an amount equal to your loan and hold that part of your Policy Value in the Fixed Account as loan collateral. We charge interest on your loan. The loan collateral does not participate in the investment performance of the Subaccounts, nor does it receive indexed interest. Taking a loan may have adverse tax consequences, will reduce the death benefit, and will increase your risk of Lapse.
•
Tax Treatment. The policy is designed to afford the tax treatment of a qualifying life insurance policy under federal law. Generally, under federal tax law, the death benefit under a qualifying life insurance policy is excludable from the gross income of the Beneficiary. In addition, under a qualifying life insurance policy, cash value builds up on a tax deferred basis and transfers of cash value among the available investment options under the policy may be made income tax free. The tax treatment of policy loans and distributions may vary depending on whether the policy is a modified endowment contract. Neither distributions nor loans from a policy that is not a modified endowment contract are subject to the 10% penalty tax.
•
Optional Benefit Riders: The policy offers additional benefits, or “riders,” that provide you with supplemental benefits under the policy at an additional cost. These riders, which are only available at policy issue, include:
•
Rider that provides a partial waiver of the Surrender Charge upon a Full Surrender (i.e., Accounting Value Increase Rider).
•
Rider that permits a policy to be split into two individual permanent plans of life insurance then offered by us for exchange (i.e., Policy Split Option Rider).
•
Rider that provides an additional, pre-set death benefit if the last surviving Insured dies during the first four years of a policy (i.e., Four-Year Term Rider).
•
Additional “Standard” Riders, Features and Services. Additional riders, features and services under the policy are summarized below. Generally, there are no additional charges associated with these features and services.
•
Automated Transfers. This feature allows you to automatically transfer Policy Value from either a Subaccount or the Fixed Account to one or more Subaccounts and the Indexed Accounts on a regular basis. Via automated transfers you can take advantage of a dollar cost averaging strategy where you invest in one or more Subaccounts on a regular basis, for example monthly, instead of investing a large amount at one point in time. This systematic approach can help you benefit from fluctuations in Accumulation Unit values caused by the fluctuations in the value of the underlying Fund.
•
Asset Rebalancing. The automatic rebalancing feature automatically rebalances your Policy Value in the Subaccounts to correspond to your premium allocation designation. Asset rebalancing does not count towards the number of free transfers per policy year.
•
No-Lapse Guarantee. Guarantees the policy will remain in force over the No-Lapse Guarantee Period even if the Cash Surrender Value is insufficient to pay the monthly deduction. This feature is in effect so long as certain requirements are met.
•
Riders that help prevent your policy from Lapsing (i.e., Overloan Protection Benefit).
•
Policy Value Credit. We may periodically apply a credit to your Policy Value.

RiverSource Survivorship Variable Universal Life Insurance  — Summary Prospectus 9

Standard Death Benefits
Proceeds Payable Upon Death
If the Insured dies while the policy is in force, we will pay a benefit to the Beneficiary of the policy when the last surviving Insured dies. The amount payable is the death benefit amount minus any Indebtedness as of the Death Benefit Valuation Date.
Option 1 (level amount): Under the Option 1 death benefit, if death is prior to the youngest Insured’s Attained Insurance Age 120, the death benefit amount is the greater of the following as determined on the Death Benefit Valuation Date:
•
the Specified Amount; or
•
a percentage of the Policy Value. The percentage is designed to ensure that the policy meets the provisions of federal tax law, which require a minimum death benefit in relation to Policy Value for your policy to qualify as life insurance.
Option 2 (variable amount): Under the Option 2 death benefit, if death is prior to the youngest Insured’s Attained Insurance Age 120, the death benefit amount is the greater of the following as determined on the Death Benefit Valuation Date:
•
the Policy Value plus the Specified Amount; or
•
a percentage of the Policy Value. The percentage is designed to ensure that the policy meets the provisions of federal tax law, which require a minimum death benefit in relation to Policy Value for your policy to qualify as life insurance.
Option 3 (return of premium, subject to a limit): Under the Option 3 death benefit, if death is prior to or on the youngest Insured’s Attained Insurance Age 120, the death benefit amount is the greater of the following as determined on the Death Benefit Valuation Date:
1.
the lesser of:
•
the Specified Amount plus premiums paid, less Partial Surrenders and any Partial Surrender fees; or
•
the Death Benefit Option 3 Limit shown under Policy Data; or
2.
a percentage of the Policy Value. The percentage is designed to ensure the policy meets the provisions of federal tax law, which require a minimum death benefit in relation to the Policy Value for your policy to qualify as life insurance.

Example	Option 1	Option 2	Option 3
Specified Amount	$100,000	$100,000	$100,000
Policy Value	$5,000	$5,000	$5,000
Premiums paid	$4,000	$4,000	$4,000
Death benefit	$100,000	$105,000	$104,000
Policy Value increases to	$8,000	$8,000	$8,000
Death benefit	$100,000	$108,000	$104,000
Policy Value decreases to	$3,000	$3,000	$3,000
Death benefit	$100,000	$103,000	$104,000
If you want to have premium payments reflected in the form of an increasing death benefit, subject to a limit, you should consider Option 3. If you want your death benefit to include the policy Specified Amount and Policy Value, you should consider Option 2. If you are satisfied with the Specified Amount of insurance protection and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the Policy Value, you should consider Option 1. Under Option 1, the cost of insurance is lower because our Net Amount at Risk is generally lower; for this reason, the monthly deduction is less and a larger portion of your premiums and investment returns is retained in the Policy Value.
Under all death benefit options, if death is on or after the youngest Insured’s Attained Insurance Age 120 Policy Anniversary, the death benefit amount will be the greater of:
•
the death benefit on the youngest Insured’s Attained Insurance Age 120 anniversary, minus any Partial Surrender and Partial Surrender fees occurring after the youngest Insured’s Attained Insurance Age 120 anniversary; or
•
the Policy Value on the date of death of the last surviving insured.
Increases: If you increase the Specified Amount, we may require additional evidence of insurability that is satisfactory to us.

10 RiverSource Survivorship Variable Universal Life Insurance  — Summary Prospectus

The effective date of the increase will be the monthly anniversary on or next following our approval of the increase. The increase may not be less than $10,000 and we will not permit an increase after the youngest Insured’s Attained Insurance Age 85. We will have two years from the effective date of an increase in Specified Amount to contest the truth of statements or representations in the application for the increase in Specified Amount. If the last surviving Insured commits suicide within two years from the effective date of any increase in Specified Amount which requires proof of insurability, the amount payable by us with respect to the increased coverage will be limited to the monthly deductions for such additional Specified Amount.
An increase in the Specified Amount will have the following effect on policy costs:
•
Your monthly deduction will increase because the cost of insurance charge depends upon the Specified Amount.
•
The NLG premiums will increase.
•
The administrative charge will increase.
•
The Surrender Charge will increase. A new schedule of Surrender Charges will apply to the amount of any increase in the Specified Amount.
At the time of the increase in Specified Amount, the Cash Surrender Value of your policy must be sufficient to pay the monthly deduction on the next Monthly Date. The increased Surrender Charge will reduce the Cash Surrender Value. If the remaining Cash Surrender Value is not sufficient to cover the monthly deduction, we will require you to pay additional premiums within the 61-day grace period. If you do not, the policy will Lapse unless the NLG is in effect.
Decreases: After the first policy year, you may decrease the Specified Amount subject to all of the following limitations:
•
Only one decrease per policy year is allowed.
•
We reserve the right to limit any decrease to the extent necessary to qualify the policy as life insurance under the Code.
•
After the decrease, the Specified Amount may not be less than the minimum amount shown in the policy. The minimum amounts shown in the policy are:
•
In policy years 2-5, the Specified Amount remaining after the decrease may not be less than 75% of the initial Specified Amount.
•
In policy years 6-10, the Specified Amount remaining after the decrease may not be less than 50% of the initial Specified Amount.
•
In policy years 11-15, the Specified Amount remaining after the decrease may not be less than 25% of the initial Specified Amount.
•
In policy years 16+, the Specified Amount remaining after the decrease must be at least $1,000.
The effective date of any decrease in Specified Amount is the Monthly Date on or next following the date we receive your request.
No Surrender Charge is imposed when you request a decrease in the Specified Amount.
Each increase in Specified Amount is treated as a new policy for purposes of applying the limitations on decreases. Thus, the first policy year for an increase is measured from the effective date of the increase.
Example
This example assumes an initial Specified Amount of $100,000. In policy year 6, you increase the initial Specified Amount by $100,000. The current Specified Amount after this increase is $200,000. In policy year 10 (and 4 policy years after the effective date of the increase), you request a $125,000 decrease in the current Specified Amount. The maximum decrease permitted under these assumptions is limited to $75,000, and the Specified Amount after this decrease is $125,000, computed as follows:
Maximum reduction in initial Specified Amount in policy year 10:	$100,000 X .50 =	$50,000
Maximum reduction in increase in Specified Amount during the fourth policy year of increase:	$100,000 X .25 =	+25,000
Maximum permitted reduction in current Specified Amount:		$75,000
Current Specified Amount before reduction:		$200,000
Minus maximum permitted reduction in current Specified Amount:		–75,000
Specified Amount after reduction		$125,000
A decrease in Specified Amount will affect your costs as follows:
•
Your monthly deduction will decrease because the cost of insurance charge depends upon the Specified Amount.

RiverSource Survivorship Variable Universal Life Insurance  — Summary Prospectus 11

•
Charges for the optional Four-Year Term Insurance rider will decrease if the decrease in the policy Specified Amount results in a decrease in the rider Specified Amount.
•
The NLG premiums will decrease.
•
The administrative charge will not change.
•
The Surrender Charge will not change.
We will deduct decreases in the Specified Amount from the current Specified Amount in this order:
•
First from the initial Specified Amount when the policy was issued, and
•
Then from the increases successively following the initial Specified Amount.
This procedure may affect the cost of insurance if we have applied different Risk Classifications to the current Specified Amount.

12 RiverSource Survivorship Variable Universal Life Insurance  — Summary Prospectus

Other Benefits Available Under the Contract
In addition to the standard death benefit(s) associated with your contract, other standard and/or optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the Fee Table.
Name of Benefit	Purpose	Is the Benefit Standard or Optional	Brief Description of Restrictions / Limitations
Four-Year Term Insurance Rider (FYT)	FYT provides a Specified Amount of insurance. The FYT death benefit is paid if both Insureds die during the first four policy years.	Optional
•FYT is only available at issue.
• FYT automatically terminates on the
four-year Policy Anniversary of the
policy.
• FYT is not available if either Insured
is older than 85 or have certain
substandard Risk Classifications.

Policy Split Option Rider (PSO)	PSO permits a policy to be split into two individual permanent plans of life insurance then offered by us for exchange, one on the life of each Insured.	Optional
•PSO is only available at issue.
• PSO is not available for Insureds in
certain Risk Classifications.
• Both Insureds must be between
Insurance Ages 20 – 75 at issue.
• If the policy and this rider are still in
force at the oldest Insureds’ 80th
insurance anniversary, this rider will
automatically terminate.

Overloan Protection Benefit (OPB)	Protects the policy from Lapsing as a result of the loan balance exceeding the Policy Value when certain conditions are met.	Standard
•OPB can only be exercised if the
death benefit option 1 is in effect.
• The policy must be in force for at
least 15 years before the OPB can be
exercised.
• The policy may not be in the grace
period to exercise the OPB.

Accounting Value Increase Rider (AVIR)	If the policy is fully surrendered while the policy is in force and prior to the expiration date of the rider, we will waive a portion of the Surrender Charge.	Optional
•This rider is only available in limited
situations, determined at time of
underwriting.
• The waiver does not apply to any
Surrender Charge due to increases in
Specified Amount, or to Partial
Surrenders.
• Surrender Charges will not be waived
if the policy is being surrendered in
exchange for a new insurance policy
or contract. However, if you exercise
your right to exchange the policy for
two individual policies under the
Policy Split Option Rider, Surrender
Charges on the surrender policy
would be waived.

RiverSource Survivorship Variable Universal Life Insurance  — Summary Prospectus 13

Name of Benefit	Purpose	Is the Benefit Standard or Optional	Brief Description of Restrictions / Limitations
Automated Transfers
Automated transfer arrangements allow
you to set up periodic transfers at a set
interval (i.e. monthly, quarterly, etc.)
from one investment option to one or
more investment option(s) under the
policy.
Standard
•Only one automated transfer
arrangement can be in effect at any
time.
•  Only one account can be used as the
source of funds in the automatic
transfer arrangement.
•  The Indexed Accounts may not be
used as the source of funds for any
automated transfer arrangement.
•  If the Fixed Account is the source of
funds, you cannot set up an
automated transfer amount that
would deplete the Fixed Account in
less than 12 months.
•  If the value of the source of funds
account is less than the requested
automated transfer amount, that
occurrence of the automated transfer
will not process.
•  The minimum automatic transfer
amount is $50.
•  You must allow seven days for us to
change any automated transfer
arrangement instructions that are
currently in place.
•  If your policy enters a transfer
restriction period, any automated
transfer arrangement that moves
money to an Indexed Account will be
terminated.
•  If you made a transfer from the Fixed
Account to one or more Subaccounts,
you may not make a transfer from
those Subaccounts back to the Fixed
Account until the next Policy
Anniversary.

14 RiverSource Survivorship Variable Universal Life Insurance  — Summary Prospectus

Name of Benefit	Purpose	Is the Benefit Standard or Optional	Brief Description of Restrictions / Limitations
Automated Dollar-Cost Averaging (DCA)
A DCA arrangement is an automated
transfer arrangement designed to help
you benefit from fluctuations in
Accumulation Unit values caused by
fluctuations in the market values of the
underlying Funds. Under a DCA
arrangement, since you invest the same
amount each period, you automatically
acquire more units when market values
fall, fewer units when it rises. The
potential effect is to lower your average
cost per unit. There is no charge for
DCA.
Standard
•Only one automated transfer
arrangement can be in effect at any
time.
•  Only one account can be used as the
source of funds in the automatic
transfer arrangement.
•  The Indexed Accounts may not be
used as the source of funds for any
automated transfer arrangement.
•  If the Fixed Account is the source of
funds, you cannot set up an
automated transfer amount that
would deplete the Fixed Account in
less than 12 months.
•  If the value of the source of funds
account is less than the requested
automated transfer amount, that
occurrence of the automated transfer
will not process.
•  The minimum automatic transfer
amount is $50.
•  You must allow seven days for us to
change any automated transfer
arrangement instructions that are
currently in place.
•  If your policy enters a transfer
restriction period, any automated
transfer arrangement that moves
money to an Indexed Account will be
terminated.
•  If you made a transfer from the Fixed
Account to one or more Subaccounts,
you may not make a transfer from
those Subaccounts back to the Fixed
Account until the next Policy
Anniversary.

Special Dollar-Cost Averaging (SDCA)
An SDCA arrangement is an automated
transfer arrangement designed to help
you benefit from fluctuations in
Accumulation Unit values caused by
fluctuations in the market values of the
underlying Funds. Under an SDCA
arrangement, net Premiums and/or
Policy Value is allocated to the SDCA
portion of the Fixed Account. These
amounts are then subsequently
transferred, on a monthly basis and over
a 12-month period, to accounts
according to the premium allocation
currently in effect at the time of each
transfer. The potential effect of this
option is that it may allow you to lower
your average cost per unit. There is no
charge for SDCA.
Standard
•The Fixed Account is the source of
funds.
• The minimum SDCA transfer amount
is $50.
• If an SDCA transfer amount is
allocated to one or more
Subaccounts, you may not make a
transfer from those Subaccounts
back to the Fixed Account until the
next Policy Anniversary.

RiverSource Survivorship Variable Universal Life Insurance  — Summary Prospectus 15

Name of Benefit	Purpose	Is the Benefit Standard or Optional	Brief Description of Restrictions / Limitations
Asset Rebalancing
The asset rebalancing feature
automatically transfers Policy Value
between Subaccounts at set intervals
(i.e. monthly, quarterly, etc.) to
correspond to your chosen allocation
percentages among Subaccounts.
Standard
•The Policy Value reallocated must be
at least $2,000 at the time the asset
rebalancing is set up.
•  Asset rebalancing does not apply to
Policy Value in the Fixed Account and
Indexed Accounts.
•  Asset rebalancing must occur
quarterly, semiannually or annually.
•  You must allow 30 days for us to
change any asset rebalancing
instructions that currently are in
place.

Policy Value Credit	Increases your Policy Value.	Standard
•Policy value credit applied is
nonforfeitable, except indirectly due
to any applicable Surrender Charge.
•  Any policy value credit will be
calculated and applied annually,
quarterly or monthly.
•  The policy value credit percentage
may change.

Additional Information About Optional Benefits
When you purchase your policy, you may add any available optional benefits to your policy in the form of riders for an additional charge (unless otherwise noted).
Four-Year Term Insurance Rider (FYT): The four-year term insurance rider provides a pre-specified death benefit to the Beneficiary if the last surviving Insured dies during the first four years of the policy. The rider automatically terminates on the policy’s four-year Policy Anniversary. The purpose of this rider is to cover the additional estate taxes that could become due if the policy is transferred to an irrevocable trust or to a third party within three years of purchase. The rider is not available if either Insured is older than age 85, would not be eligible for an individual life insurance product, or has a life expectancy of less than one year. The minimum rider death benefit available is $50,000. The maximum rider death benefit available is 1.22 times the sum of the base policy Specified Amount. The rider Specified Amount can be decreased (not below $50,000) once per year or dropped from the policy after issue, but the rider amount cannot be increased or a rider added once the policy has been issued. If the base policy Specified Amount is decreased at any time, or a change in death benefit option from 1 to 2 is made where the base policy Specified Amount is reduced, the rider Specified Amount will also be decreased so that it does not exceed 1.22 times the base policy Specified Amount. If a change in death benefit option 2 to 1 is made, and the base policy Specified Amount is increased, the rider Specified Amount will not be increased. If the PSO is exercised, the FYT will terminate. The FYT cannot be split or carried over to the new policies.
The FYT will terminate on the earliest of the following:
1.
The month and date on or next following receipt of your written request for coverage to end; or
2.
The four-year Policy Anniversary, as shown under Policy Data; or
3.
The date the policy terminates.
Example:
John and Jane Doe purchase a base policy with a $2,000,000 Specified Amount, death benefit option 1, and the Four-Year Term Insurance Rider (FYT) with a rider Specified Amount of $2,440,000, the maximum rider specified amount that can be purchased. If the last surviving Insured passes away prior to the end of the fourth policy year, the Proceeds payable will be $4,440,000 which is the sum of the base policy Specified Amount ($2,000,000) and the FYT Specified Amount ($2,440,000). If the last surviving Insured passes away in the fifth policy year or later, the Proceeds payable will be $2,000,000 which is the base policy Specified Amount.
Policy Split Option Rider (PSO): The policy split option provides for the split of the policy into two individual plans of insurance, one on the life of each Insured, upon the occurrence of any of the following events:
1.
divorce of the Insureds; or

16 RiverSource Survivorship Variable Universal Life Insurance  — Summary Prospectus

2.
the federal tax law is changed resulting in removal of the unlimited marital deduction or reduces by at least 50% the level of the estate taxes payable on death; or
3.
there is a dissolution of a business partnership between the Insureds; or
4.
there is a dissolution of a business conducted or owned by the Insureds.
Both Insureds must be living at the time of the policy split. The policy split must be exercised no sooner than six months after a divorce and no later than one year after the divorce; within one year after an estate tax law change; or within six months of the dissolution of the business or partnership.
If the split is exercised, the initial Specified Amount on each new policy will be 50% of the Specified Amount of the split policy, minus 50% of any Indebtedness. The new policies will be individual permanent life insurance products we are issuing at the time of the split. The Policy Value minus any Indebtedness will be split equally and applied as premium payments on the new policies. Both the Surrender Charges on the split policy and any premium expense charges on the new policies will be waived resulting in the total Policy Value less Indebtedness on the new policies to be the same as the Policy Value less indebtedness of the split policy. The new policies’ rates will be based on each Insured’s Attained Insurance Age and the Insureds’ Risk Classifications in the old policies.
If the new policies are variable life insurance policies, the value of the new policies will be calculated using the Funds’ current net asset value. The total Policy Value less Indebtedness of the new policies will be the same as the Policy Value less indebtedness of the split policy.
The PSO automatically terminates at the oldest Insured’s Attained Insurance Age 80. The PSO may terminate earlier at the request of the policy owner, death of one of the Insureds, or when the policy is split.
Example:
Jane and John Doe are married and purchase a base policy with a $2,000,000 Specified Amount and the Policy Split Option Rider (PSO). Both are Insurance Age 60. Jane qualifies for the standard nontobacco risk class and John qualifies for the standard nontobacco risk class. At the beginning of the 11th policy year, when John and Jane are both Attained Insurance Age 70, a final divorce decree is issued by a court. Seven months later, Jane and John exercise the PSO rider. Upon exercise, the $210,000 Policy Value of the current policy will be reduced by the $250 rider exercise charge which results in a final Policy Value of $209,750. Both John and Jane will each receive an individual permanent life insurance policy then offered by us with a $1,000,000 Specified Amount which is the Specified Amount of the current policy divided by two. Both will be Insurance Age 70 and retain the risk class as under the current policy. A premium of $104,875, which is the final Policy Value of the current policy divided by two, will be applied to each of the new individual policies and the any premium expense charge on the new policies will be waived.
Accounting Value Increase Rider (AVIR): If the policy is fully surrendered while the rider is in force and prior to the expiration of the rider at the end of the eighth policy year, we will waive a portion of the Surrender Charge. The percentage waived is set at issue and applies to all AVIRs. The percentage waived is shown in the table below.
Please note the following about AVIR:
•
The amount waived is a percentage of the Surrender Charge that would apply to the initial Specified Amount.
•
The waiver does not apply to any Surrender Charge due to increases in Specified Amount, or to Partial Surrenders.
•
Surrender Charges will not be waived if the policy is being surrendered in exchange for a new insurance policy or contract.
During the surrender charge period of the policy, the percentage waived at Full Surrender is shown below:
Policy Years(s)	% of Surrender Charge Waived
1 - 4	100%
5	80%
6	65%
7	50%
8	35%
9+	0%
Example:
John and Jane Doe purchase a base policy with a $2,000,000 Specified Amount and the Accounting Value Increase Rider (AVIR). John and Jane decide to do a Full Surrender in the sixth policy year when the Policy Value is $210,000 and the Surrender Charge is $40,000. Due to the AVIR, instead of paying the Surrender Charge of $40,000, we will waive 65%, or $26,000, resulting in an actual Surrender Charge of $14,000. Therefore, the final Proceeds payable upon Full Surrender would be $196,000 which is the $210,000 Policy Value minus the actual Surrender Charge of $14,000.

RiverSource Survivorship Variable Universal Life Insurance  — Summary Prospectus 17

Additional Information About Standard Benefits (Other than Standard Death Benefits)
In addition to the standard death benefits, other standard benefits are included with your policy at no additional cost, as described further below.
Automated Transfers: You can arrange to have Policy Value transferred from one account to another automatically. Only one automated transfer arrangement can be in effect at any time. You can transfer all or part of the value of a Subaccount to one or more of the other Subaccounts, one or more of the Indexed Accounts and/or to the Fixed Account. You can transfer all or part of the Fixed Account Value, minus Indebtedness, to one or more of the Subaccounts and/or one or more of the Indexed Accounts. Only one account can be used as the source of funds for any automated transfer arrangement. The Indexed Accounts may not be used as the source of funds for any automated transfer arrangement. If the Fixed Account is the source of funds for the arrangement, you cannot set up an automated transfer amount that would deplete the Fixed Account in less than 12 months. There is no such restriction on automated transfer arrangements that transfer value from the Fixed Account to one or more of the Indexed Accounts only.
The minimum automated transfer amount is $50. On the date of a transfer, if the Policy Value in the source of funds account is less than the amount to be transferred under the arrangement, the transfer will not be processed.
If your policy has entered a transfer restriction period that will last for 12 months, during this period transfers from the Fixed Account or the Subaccounts to any Indexed Account will not be allowed. Any automated transfer arrangement that moves money to an Indexed Account will be terminated. Premiums and loan repayments allocated to an Indexed Account during this period will be redirected to the Fixed Account.
If you made a transfer from the Fixed Account to one or more Subaccounts, you may not make a transfer from those Subaccounts back to the Fixed Account until the next Policy Anniversary.
You may make automated transfers by choosing a schedule we provide. You must allow seven days for us to change any automated transfer arrangement instructions that are currently in place.
The example below illustrates how an automated transfer arrangement works.
John and Jane Doe purchase a base policy. They make a one-time premium payment at issue of $120,000 and allocate it all to the Fixed Account. They set up an automated transfer arrangement to transfer $10,000 a month from the Fixed Account equally into two Subaccounts over a 12-month period. The following shows the transaction that will automatically take place each of the next 12 months.
Policy Value Transferring Into or Out of Each Account
Frequency	Fixed Account	Subaccount #1	Subaccount #2
Monthly	-10,000	+5,000	+5,000
Dollar-Cost Averaging: Dollar-cost averaging involves investing a fixed amount at regular intervals. For example, you might have a set amount transferred monthly from a relatively conservative Subaccount to a more aggressive one, or to several others. This systematic approach can help you benefit from fluctuations in Accumulation Unit values caused by fluctuations in the market values of the underlying Fund. Since you invest the same amount each period, you automatically acquire more units when the market value falls, fewer units when it rises. The potential effect is to lower your average cost per unit. There is no charge for dollar-cost averaging.
Example:
By investing an equal number of dollars each month…		Month	Amount Invested	Accumulation Unit Value	Number of Units Purchased
		Jan	$100	$20	5.00
		Feb	100	18	5.56
you automatically buy more units when the per unit market price is low…		Mar	100	17	5.88
	→	Apr	100	15	6.67
		May	100	16	6.25
		June	100	18	5.56
		July	100	17	5.88
and fewer units when the per unit market price is high.		Aug	100	19	5.26
	→	Sept	100	21	4.76
		Oct	100	20	5.00

18 RiverSource Survivorship Variable Universal Life Insurance  — Summary Prospectus

You have paid an average price of only $17.91 per unit over the ten months, while the average market price actually was $18.10.
Dollar-cost averaging does not guarantee that any Subaccount will gain in value, nor will it protect against a decline in value if market prices fall. Because this strategy involves continuous investing, your success with dollar-cost averaging will depend upon your willingness to continue to invest regularly through periods of low price levels.
Special Dollar-Cost Averaging (SDCA): Under an SDCA arrangement, you may allocate SDCA allocations to the SDCA portion of the Fixed Account. SDCA allocations will be transferred out over a period of time, currently 12 months. SDCA transfers will automatically occur monthly on each Monthly Date anytime there is value in the SDCA portion of the Fixed Account. SDCA transfers will be allocated to Subaccounts, Indexed Accounts or the non-SDCA portion of the Fixed Account according to the premium allocation in effect at the time of each transfer.
You may cancel an SDCA arrangement at any time by transferring the remaining value allocated to the SDCA arrangement to any other account. Any Fixed Account transfer rules will apply to such transfers. We reserve the right to discontinue the ability to allocate additional amounts to the SDCA arrangement. If this occurs, SDCA transfers will continue as described for any previous SDCA allocations that are already part of an SDCA arrangement. We also reserve the right to make another account available as the account to which SDCA allocations are allocated to and/or offer additional transfer periods (e.g. 6-months or 9-months).
An SDCA arrangement does not guarantee that any Subaccount or other Policy Value will gain in value, nor will it protect against a decline in Policy Value if market prices fall. Because this strategy involves continuous investing, your success with SDCA will depend upon your willingness to continue to invest regularly through periods of low-price levels. For further information regarding SDCA, see “Special Dollar-Cost Averaging”.
Asset Rebalancing: Subject to availability, you can set up an asset rebalancing arrangement to reallocate the variable Subaccount portion of your Policy Value according to the percentages (in whole percentage amounts) that you choose. The Policy Value must be at least $2,000 at the time the arrangement is set up. Asset rebalancing does not apply to the Fixed Account or Indexed Accounts. We automatically will rebalance the variable Subaccount portion of your Policy Value quarterly, semiannually or annually. The period you select will start to run on the date you specify. On the first Valuation Date of each of these periods, we automatically will rebalance your Policy Value so that the value in each Subaccount matches your current Subaccount percentage allocations. We rebalance by transferring Policy Value between Subaccounts. You can change your percentage allocations or your rebalancing period at any time. We will restart the rebalancing period you selected as of the date you specify. You may discontinue the asset rebalancing arrangement at any time. There is no charge for asset rebalancing.
Example:
John and Jane Doe purchase a base policy and request quarterly automatic asset rebalancing. The following shows what transactions will take place on a quarterly asset rebalancing date to reallocate the $200,000 value in the Subaccounts according to the chosen Subaccount percentage allocations.
Accounts	Asset Rebalance Subaccount Percentage Allocations	Policy Value before Asset Rebalancing	Asset Rebalancing Transactions between Subaccounts
Fixed Account		$50,000
Indexed Account #1		$50,000
Subaccount #1	50%	$120,000	-$20,000
Subaccount #2	25%	$45,000	+$5,000
Subaccount #3	25%	$35,000	+15,000
Total Policy Value		$300,000
Policy Value Credit. We may periodically apply a policy value credit to your Policy Value. The requirements that must be met to receive any policy value credit are shown under Policy Data section of the policy. The amount of the policy value credit is determined by multiplying the policy value credit percentage times the Policy Value minus any Indebtedness at the time the calculation is made. We reserve the right to calculate and apply any policy value credit annually, quarterly or monthly.
Any policy value credit will be allocated according to your premium allocation percentages in effect. Any policy value credit is nonforfeitable, except indirectly due to any applicable Surrender Charge.
We reserve the right to change the policy value credit percentage based on our expectations of future investment earnings, persistency, expenses and/or federal and state tax assumptions. However, it will never be less than zero.

RiverSource Survivorship Variable Universal Life Insurance  — Summary Prospectus 19

Example:
John and Jane Doe purchase a base policy with a $2,000,000 Specified amount. The current policy value credit is an annual rate of 0.15% applied quarterly in policy years 21 and later. On the 21st policy anniversary their Policy Value is $800,000 and outstanding Indebtedness is $100,000. A Policy Value Credit of ($800,000 - $100,000) x 0.15% / 4 = $262.50 is applied to the policy and allocated to the Fixed Account, Indexed Account(s) and Subaccounts according to the premium allocations in effect.
Overloan Protection Benefit (OPB). The overloan protection benefit prevents the policy from Lapsing due to the loan balance exceeding Policy Value. The OPB is included with new policies. The feature may be exercised by the policy Owner when all of the following conditions are met:
•
The policy has been in force for at least 15 years; and
•
The youngest Insured’s Attained Insurance Age is at least 75 but not greater than 95; and
•
Policy Indebtedness must be greater than the Specified Amount and greater than or equal to the Indebtedness percentage shown under Policy Data; and
•
The Cash Surrender Value is sufficient to pay the exercise charge; and
•
The death benefit option in effect is option 1; and
•
The policy has not yet entered the grace period; and
•
The policy is not a modified endowment contract, as defined by Section 7702A of the Internal Revenue Code, and exercising the benefit does not cause the policy to become a modified endowment contract; and
•
No current or future distributions will be required from the policy to maintain its qualification for treatment as a life insurance policy under the Internal Revenue Code; and
•
The sum of Partial Surrenders taken to date are greater than or equal to the amount that can be withdrawn from the policy without creating adverse tax consequences.
If all of the above conditions have been met, the policy owner may submit a written request to exercise the benefit to prevent the policy from entering the grace period. The benefit will become effective on the next monthly anniversary following receipt of request. Exercising the benefit is irrevocable.
A one-time charge to exercise the benefit will be deducted from Policy Value. The charge is a percentage of the Policy Value that will not exceed the maximum exercise charge of 3%.
Once the OPB has been exercised, the following changes to the base policy will occur:
1.
The policy becomes a paid-up life insurance policy and no additional premium payments will be required, nor will any premium payments be accepted; however, loan repayments will be accepted.
2.
Monthly deductions will no longer be taken.
3.
Partial Surrenders will no longer be available.
4.
Additional loans will no longer be available.
5.
Any outstanding loan will remain and interest will be charged at the current loan interest rate as shown under Policy Data.
6.
The NLG will no longer be in effect and cannot be reinstated.
7.
The death benefit option cannot be changed.
8.
Changes to the Specified Amount will no longer be allowed.
9.
Any riders attached to the policy will terminate.
Once the benefit has been exercised, the death benefit will be the applicable percentage from the Death Benefit Percentage Table as shown under Policy Data, multiplied by Policy Value or Indebtedness, whichever is greater. At the time of the exercise, this means the Death Benefit will decrease by as much as the one-time OPB exercise charge, which is currently 3%, multiplied by applicable percentage from the Death Benefit Percentage Table as shown under Policy Data. This may result in a significant reduction in the Proceeds payable upon death of the last surviving Insured. The OPB will terminate upon termination of the policy. If the policy terminates and is later reinstated, the OPB will also be reinstated with the policy. When the OPB is available to exercise, a notification will be sent to the policy owner. Once the benefit is exercised, a notification listing the changes to the policy will be sent to the policy owner.
Example:
John and Jane Doe purchase a base policy with a $2,000,000 Specified Amount, death benefit option 1, and the Overloan Protection Benefit (OPB). At the beginning of the 26th policy year:
•
Both John and Jane are Attained Insurance Age 85.
•
Premiums paid to date equal $900,000.

20 RiverSource Survivorship Variable Universal Life Insurance  — Summary Prospectus

•
Partial Surrenders and Partial Surrender Charges amounting to $900,000 have been taken.
•
the current Specified Amount is $1,100,000 (the initial Specified Amount minus the Partial Surrenders and Partial Surrender Charges to date).
•
The Policy Value is $1,050,000.
•
There is outstanding Indebtedness equal to $920,000.
•
The death benefit is 1,102,500 which is the greater of the Specified Amount and the Policy Value times 1.05 which is the applicable percentage for the Death Benefit Percentage Table.
•
The Proceeds payable upon death of the last surviving Insured at this point in time would be $182,500 which is the death benefit of $1,102,500 minus the outstanding Indebtedness of $920,000.
At this point, John and Jane decide to exercise their OPB to prevent the policy from lapsing. The exercise of the OPB will result in the following:
•
No more premium payments are required, nor will premium payments be accepted.
•
The policy will be assessed a one-time OPB exercise charge of $31,500 resulting in an updated Policy Value of $1,018,500.
•
Outstanding Indebtedness remains at $920,000.
•
Loan repayments will still be accepted.
•
The new death benefit immediately after the exercise will be $1,069,425 which is the greater of the updated Policy Value or outstanding Indebtedness times 1.05.
•
The Proceeds payable upon death of the last surviving Insured would now be $149,425 which is the new death benefit of $1,069,425 minus the outstanding Indebtedness of $920,000.
Exchange for a Fixed Benefit Policy. For two years after the policy is issued, we may allow you to exchange your policy for a life insurance policy with benefits that do not vary with the investment experience of the Subaccounts (“Fixed Benefit Policy”). This is accomplished by a transfer of all of the value in the Subaccounts to the Fixed and/or Indexed Account(s) without charge. The rules for transferring from the Subaccounts to the Fixed Account following a Fixed Account to Subaccount transfer will be waived only once.
Depending on the timing and the individual circumstances surrounding the exchange, the Fixed Benefit Policy will be on the life of the same Insureds and at the time of the exchange will have the same Policy Date and issue ages and a death benefit at least as great as the initial death benefit of your policy (assuming no decrease in Specified Amount prior to the exchange). The exchange may be subject to an equitable cash adjustment, which will recognize the investment performance of the policy through the effective date of the exchange. An exchange will be effective when we receive a written request in Good Order.
Example:
John Doe lives in California and is the Owner and Insured of a variable universal life insurance policy. Twelve months after the policy is issued, John decides he would rather own a policy that is not subject to the investment experience of the Funds in which the Variable Account divisions that support his policy invest, and would rather own a policy that earns a fixed rate of interest. Subject to the company’s requirements, John has up to twelve more months to exchange his variable policy for a Fixed Benefit Policy without the company requiring evidence of insurability.
Changes to the Policies
We reserve the right to do any of the following:
•
make any changes necessary to maintain the status of the policy as life insurance under the Code;
•
make other changes required under federal or state law relating to life insurance;
•
suspend or discontinue sale of the policies; and
•
comply with applicable law.
We will give you any required notice and receive any regulatory approval before we make any of these changes.

RiverSource Survivorship Variable Universal Life Insurance  — Summary Prospectus 21

Buying the Policy
Premiums
Payment of premiums: An initial premium equal to the monthly premium required to keep the NLG in effect is required to be paid on or before the Policy Date and must be received by us before the policy can become effective. No insurance will take effect until this amount is paid. Additionally, in applying for your policy you decide how much you intend to pay and how often you will make future payments. During the first several policy years until the Policy Value is sufficient to cover the Surrender Charge, you will need to pay the required premium to keep the NLG in effect in order to keep the policy in force. The Scheduled Premium serves only as an indication of your intent as to the frequency and amount of future premium payments. You may skip Scheduled Premium payments at any time if your Cash Surrender Value is sufficient to pay the monthly deduction or if you have paid sufficient premiums to keep the NLG in effect.
To determine the amount of Scheduled Premium, you may consider a number of factors including, but not limited to:
•
the Specified Amount;
•
the Insureds’ genders;
•
the Insureds’ issue ages;
•
the Insureds’ Risk Classifications;
•
premium frequency; and
•
the death benefit option.
You may schedule payments annually, semiannually or quarterly. (We must approve payment at any other interval.) We show this premium schedule in your policy. You may also pay premiums by bank authorization on a monthly or quarterly basis under our current company practice. We reserve the right to change this practice.
The Scheduled Premium serves only as an indication of your intent as to the frequency and amount of future premium payments. You may skip Scheduled Premium payments at any time if your Cash Surrender Value is sufficient to pay the monthly deduction or if you have paid sufficient premiums to keep the NLG in effect.
You may also change the amount and frequency of Scheduled Premium payments by written request. We reserve the right to limit the amount of such changes. Any change in the premium amount is subject to applicable tax laws and regulations.
Although you have flexibility in paying premiums, the amount and frequency of your payments will affect the Policy Value, Cash Surrender Value and length of time your policy will remain in force, as well as affect whether the NLG remains in effect.
Premium limitations: You may make unscheduled premium payments at any time and in any amount of at least $25. We reserve the right to limit the number and amount of unscheduled premium payments. No premium payments, scheduled or unscheduled, are allowed on or after the youngest Insured’s Attained Insurance Age 120.
Allocation of premiums: We will hold any premiums received prior to the Policy Date. As of the Policy Date, we will allocate the Net Premiums to the accounts you have selected in your application. At that time, we will begin to assess the monthly deduction and other charges.
On the youngest Insured’s Attained Insurance Age 119 anniversary, the premium allocation percentages will be set to allocate all premium and loan repayments to the Fixed Account, and may not be changed.
Additional premiums: We credit additional premiums you make to your accounts on the Valuation Date we receive them. If we receive an additional premium at our Service Center before the Close of Business, we will credit any portion of that premium allocated to the Subaccounts using the Accumulation Unit value we calculate on the Valuation Date we received the premium. If we receive an additional premium at our Service Center at or after the Close of Business, we will credit any portion of that premium allocated to the Subaccounts using the Accumulation Unit value we calculate on the next Valuation Date after we received the premium.

22 RiverSource Survivorship Variable Universal Life Insurance  — Summary Prospectus

How Your Policy Can Lapse
Grace Period
If on a Monthly Date the Cash Surrender Value of your policy is less than the amount needed to pay the next monthly deduction and the NLG is not in effect, the policy will enter the grace period and you will have 61 days to pay the required premium amount. If you do not pay the required premium, the policy will Lapse.
Approximately 15 days after the grace period begins, we will mail a notice to your last known address, requesting a payment sufficient to cover any past due premiums, any premiums falling due during the grace period, and the next scheduled monthly deduction. If we receive this premium before the end of the 61-day grace period, we will use the payment to cover all monthly deductions and any other charges then due. We will add any remaining balance to the Policy Value and allocate it in the same manner as other premium payments.  If the last surviving Insured dies during the grace period, we will deduct any overdue monthly deductions from the death benefit.
Reinstatement
Your policy may be reinstated within three years after it Lapses, unless you surrendered it for cash. To reinstate, we will require:
•
a written request;
•
evidence satisfactory to us that both Insureds (or the last surviving Insured) remain insurable and due proof that the first death occurred before the date of Lapse;
•
payment of the premium we specify; and
•
payment or reinstatement of any Indebtedness.
The effective date of a reinstated policy will be the Monthly Date on or next following the day we accept your application for reinstatement. The suicide period (see “Proceeds Payable Upon Death”) will apply from the effective date of reinstatement. Surrender Charges will return to what they would have been if the policy had not Lapsed.
We will have two years from the effective date of reinstatement to contest the truth of statements or representations in the reinstatement application.

RiverSource Survivorship Variable Universal Life Insurance  — Summary Prospectus 23

Making Withdrawals: Accessing the Money in Your Policy
You may cancel the policy, otherwise known as a Full Surrender, while it is in force and receive its Cash Surrender Value or take a Partial Surrender out of your policy. The Cash Surrender Value is the Policy Value minus Indebtedness minus any applicable Surrender Charges. Surrender Charges affect the surrender value, which is a measure we use to determine whether your policy will enter a grace period (and possibly Lapse, which may have adverse tax consequences, see “Tax Risk”). If you surrender your policy, you receive its Cash Surrender Value and applicable Surrender Charges. (See “Loads, Fees and Charges.”)
A Partial Surrender will reduce the Policy Value and the death benefit and may terminate the NLG. Additionally, for Option 1 policies, Partial Surrender will reduce the Specified Amount. Partial Surrenders are available within certain limits for a fee. After the first policy year, you may take a Partial Surrender of any amount from $500 up to 90% of the policy’s Cash Surrender Value. Partial Surrenders by telephone are limited to $100,000, provided that surrender Proceeds are sent to your address of record. Unless you specify otherwise, we will make Partial Surrenders from the Fixed Account and Subaccounts on a Pro Rata Basis. When the Fixed Account, minus any Indebtedness and any value that is part of an SDCA arrangement, and the Subaccounts are exhausted, the Partial Surrender will be made from the Fixed Account that is part of an SDCA arrangement. When the value of the Fixed Account that is part of an SDCA arrangement has been exhausted, the Partial Surrender will be taken from the Indexed Accounts.
Surrender Charges apply to this policy for the first ten years and for ten years after an increase in the Specified Amount. Surrender Charges can significantly reduce Policy Values. Poor investment performance can also significantly reduce Policy Values. During early policy years the Cash Surrender Value may be less than the premiums you pay for the policy.
If your policy Lapses or is fully surrendered with an outstanding policy loan, you may experience a significant tax cost.
•
You will be taxed on any earnings in the policy. Generally, a policy has earnings to the extent the cash value plus any outstanding loans exceeds the investment in the contract.
•
For non-MEC policies, it could be the case that a policy with a relatively small existing cash value could have significant as yet untaxed earnings that will be taxed upon Lapse or surrender of the policy.
•
For MEC policies, earnings are the remaining earnings (any earnings that have not been previously taxed) in the policy, which could be a significant amount depending on the policy.
You may take a full or a Partial Surrender by written request. We may, but are not required to, accept a full or Partial Surrender request from you by phone. (See “Two Ways to Request a Transfer, Loan or Surrender” for address and telephone numbers for your requests.) We will process your surrender request on the Valuation Date we receive it. If we receive your surrender request at our Service Center in Good Order before the Close of Business, we will process your surrender using the Accumulation Unit value we calculate on the Valuation Date we received your surrender request. If we receive your surrender request at our Service Center in Good Order at or after the Close of Business, we will process your surrender using the Accumulation Unit value we calculate on the next Valuation Date after we received your surrender request. Generally, we will process your payment within seven days (for exceptions — see “Deferral of Payments” under “Payment of Policy Loans, Surrenders and Death Benefit Proceeds”). We will mail surrender payments to you by regular mail. If you request express mail delivery, we will charge a fee. You may also request that payment be wired to your bank. We will charge a fee if you request an electronic funds transfer to your bank. For instructions, please contact your sales representative.

24 RiverSource Survivorship Variable Universal Life Insurance  — Summary Prospectus

Additional Information About Fees
The following tables describe the fees and expenses that you will pay when buying, owning and surrendering or making withdrawals from the policy. Please refer to your Policy Data page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender or make withdrawals from the policy or transfer cash value between investment options.
Transaction Fees
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Maximum Sales Charge Imposed on Premiums (Load)(a)	When you pay premium.	6% of each premium payment.

Premium Taxes	When you pay premium as part of the premium expense charge.	A portion of the premium expense charge is used to pay state premium taxes imposed on us by state and governmental subdivisions. See discussion under “Premium Expense Charge.”

Maximum Deferred Sales Charge (Load)(b)	When you surrender your policy for its full Cash Surrender Value, or the policy Lapses, during the first ten years and for ten years after requesting an increase in the Specified Amount.	Rate per $1,000 of initial Specified Amount:
Minimum: $7.3347 — Female, Standard NonTobacco, Insurance Age 20; Male, Standard NonTobacco, Insurance Age85.
Maximum: $42.8280 — Female, Standard Tobacco, Insurance Age 72; Male, Standard Tobacco, Insurance Age 72.
Representative Insured: $23.1816– Female, Standard Nontobacco, Age 60; Male, Standard Nontobacco, Insurance Age60.

Other Surrender Fees(c)	When you surrender part of the value of your policy.	The lesser of:
•$25; or
•2% of the amount surrendered.

Transfer Fees	N/A	N/A

Fees for Express Mail and Electronic Fund Transfers of Loan or Surrender Proceeds	When you take a loan or surrender and Proceeds are sent by express mail or electronic fund transfer.	•$30 — United States.
•$35 — International.

Interest Rate on Loans(d)	Charged daily and due at the end of the policy year.	•3% for policy years 1-10;
•1% for policy years 11+

Overloan Protection Benefit (OPB)	Upon exercise of the benefit.	3% of the Policy Value

Policy Split Option Rider (PSO)	Upon exercise of the benefit.	$250

(a)
We call this the premium expense charge in other places in this prospectus.
(b)
We call this a Surrender Charge in other places in this prospectus, and it is level for the first five policy years and then it decreases monthly until it reaches $0 at the end of year 10. This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or RiverSource Life at the address or telephone number shown on the first page of this prospectus.
(c)
We call this the partial Surrender Charge in other places in this prospectus.
(d)
The loan interest rate charged is offset by the minimum guaranteed rate of interest rate of 1.00% earned on the Fixed Account that is credited on the loan collateral.

RiverSource Survivorship Variable Universal Life Insurance  — Summary Prospectus 25

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Fund fees and expenses.
Periodic Charges Other than Annual Fund Expenses
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Base Policy Charge	Monthly.	$10 per month for initial Specified Amounts below $2,000,000.

Cost of Insurance(a)	Monthly.	Monthly rate per $1,000 of Net Amount at Risk:
Minimum: $0.00000000 — Female, Super Preferred, Nontobacco Insurance Age 20; Female, Super Preferred, Nontobacco, Insurance Age 20; Duration1.
Maximum: $49.001164 — Male, Standard Tobacco, Insurance Age 85; Male, Standard Tobacco, Insurance Age85,Duration35.

Representative Insured: $0.00010 — Female, Standard Nontobacco, Insurance Age 60; Male, Standard Nontobacco, Age 60: Duration1.

Administrative Charge(a)	Monthly.	Rate per $1,000 of initial Specified Amount:
Minimum: $0.056 — Female, Super Preferred Nontobacco, Insurance Age 20; Female, Super Preferred Nontobacco, Insurance Age 20; Durations 1-10.
Maximum: $1.556; Male, Standard Tobacco, Age 85; Male, Standard Tobacco, Insurance Age 85; Durations 1-10

Representative Insured: Female, Standard Nontobacco, Age 60; Male, Standard Nontobacco, Insurance Age60.
Current: $0.353 per month, Durations 1-10.

Indexed Account Charge(b)	Monthly.	Annual rate of 0.60% applied monthly.

Mortality and Expense Risk Charge	Monthly.	Annual rate of 0.00% applied monthly to the Variable Account Value.

Optional Benefit Charges:

Accounting Value Increase Rider (AVIR)(a)	Monthly.	Monthly rate per $1,000 of initial Specified Amount:
Minimum: $0.0309 — Female, Nontobacco, Insurance Age 85; Male Nontobacco, Insurance Age85.
Maximum: $0.0475 — Female, Nontobacco, Insurance Ages 35-55; Male Nontobacco, Insurance Ages 35-55.

Representative Insured: $0.0470 — Female, Nontobacco, Age 60; Male, Nontobacco, Insurance Age 60.

(a)
This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or RiverSource Life at the address or telephone number shown on the first page of this prospectus.
(b)
The Indexed Account charge is equal to the sum of the charges for all Indexed Accounts. The charge for an Indexed Account is equal to the current Indexed Account charge for that Indexed Account multiplied by the sum of the Segment values corresponding to that Indexed Account as of the Monthly Date.

26 RiverSource Survivorship Variable Universal Life Insurance  — Summary Prospectus

Periodic Charges Other than Annual Fund Expenses (continued)
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Four-Year Term Insurance Rider (FYT)(a)(b)	Monthly.	Monthly rate per $1,000 of Net Amount at Risk:
Minimum: $0.00000 — Female, Super Preferred, Nontobacco, Insurance Age 20; Female, Super Preferred, Nontobacco, Insurance Age20,Duration1.
Maximum: $2.46005 — Male, Standard Tobacco, Insurance Age 85; Male, Standard Tobacco, Insurance Age 85; Duration4.

Representative Insured: $0.00010 – Female, Standard Nontobacco, Insurance Age 60; Male, Standard Nontobacco, Age 60; Duration1.

(a)
This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or RiverSource Life at the address or telephone number shown on the first page of this prospectus.
(b)
This rider will terminate if one of the following circumstances occurs: (1) four-year Anniversary date shown in the policy; or (2) if the PSO rider is exercised.

RiverSource Survivorship Variable Universal Life Insurance  — Summary Prospectus 27

Total Annual Operating Expenses of the Funds
The next table provides the minimum and maximum total operating expenses charged by the underlying Funds(1) that you may pay periodically during the time that you own the policy. A complete list of Funds available under the policy, including their annual expenses, may be found in Appendix A: Funds Available Under the Contract.
Total Annual Fund Expenses	Minimum(%)	Maximum(%)
(expenses deducted from the Fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.26	2.07
(1)
Total annual Fund operating expenses are deducted from amounts that are allocated to the Fund. They include management fees and other expenses. Other expenses may include service fees that may be used to compensate service providers, including us and our affiliates, for administrative and contract owner services provided on behalf of the Fund. The amount of these payments will vary by Fund and may be significant. See “The Variable Account and the Funds” for additional information, including potential conflicts of interest these payments may create. For a more complete description of each Fund’s fees and expenses and important disclosure regarding payments the Fund and/or its affiliates make, please review the Fund’s prospectus and SAI.

28 RiverSource Survivorship Variable Universal Life Insurance  — Summary Prospectus

Appendix A: Funds Available Under the Policy
The following is a list of funds available under the policy. More information about the funds is available in the prospectuses for the funds, which may be amended from time to time and can be found online at riversource.com/insurance. You can also request this information at no cost by calling 1-800-862-7919 or by sending an email request to riversourceannuityservice@ampf.com.
The current expenses and performance information below reflects fee and expenses of the funds, but do not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each fund’s past performance is not necessarily an indication of future performance.
Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Seeks long-term growth of capital	AB VPS Large Cap Growth Portfolio (Class A) AllianceBernstein L.P.	0.65%	13.13%	12.04%	16.17%
Seeks long-term capital appreciation.	Allspring VT Opportunity Fund (Class 1) Allspring Funds Management, LLC, adviser; Allspring Global Investments, LLC, subadviser.	0.75%[1]	7.00%	9.22%	12.13%
Seeks long-term capital appreciation.	Allspring VT Small Cap Growth Fund (Class 1) Allspring Funds Management, LLC, adviser; Allspring Global Investments, LLC, subadviser.	0.91%	9.55%	(0.70%)	10.22%
The Portfolio seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian Midstream Energy Select Index (the "Index").	ALPS | Alerian Energy Infrastructure Portfolio (Class I) ALPS Advisors, Inc.	0.95%	5.09%	22.54%	11.11%
Seeks high total investment return.	BlackRock Global Allocation V.I. Fund (Class I)[2] BlackRock Advisors, LLC, adviser; BlackRock (Singapore) Limited and BlackRock International Limited, sub-advisers.	0.76%[1]	19.80%	5.79%	7.59%
Seeks maximum total investment return through a combination of capital growth and current income.	Columbia Variable Portfolio - Balanced Fund (Class 1) Columbia Management Investment Advisers, LLC	0.71%[1]	14.05%	8.72%	9.74%
Seeks to provide shareholders with total return.	Columbia Variable Portfolio - Commodity Strategy Fund (Class 1) Columbia Management Investment Advisers, LLC	0.73%[1]	15.48%	12.76%	6.75%
Seeks total return, consisting of long-term capital appreciation and current income.	Columbia Variable Portfolio - Contrarian Core Fund (Class 1) Columbia Management Investment Advisers, LLC	0.70%[1]	17.65%	14.18%	14.32%

RiverSource Survivorship Variable Universal Life Insurance  — Summary Prospectus 29

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Seeks to provide shareholders with long-term capital growth.	Columbia Variable Portfolio - Cornerstone Growth Fund (Class 1) (previously Columbia Variable Portfolio - Large Cap Growth Fund (Class 1)) Columbia Management Investment Advisers, LLC	0.71%	16.14%	14.04%	15.97%
Seeks to provide shareholders with capital appreciation.	Columbia Variable Portfolio - Disciplined Core Fund (Class 1) Columbia Management Investment Advisers, LLC	0.68%	14.63%	14.16%	13.59%
Seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital.	Columbia Variable Portfolio - Dividend Opportunity Fund (Class 1) Columbia Management Investment Advisers, LLC	0.65%[1]	15.83%	11.88%	10.43%
Non-diversified fund that seeks to provide shareholders with high total return through current income and, secondarily, through capital appreciation.	Columbia Variable Portfolio - Emerging Markets Bond Fund (Class 1) Columbia Management Investment Advisers, LLC	0.73%	12.78%	1.70%	4.28%
Seeks to provide shareholders with long-term capital growth.	Columbia Variable Portfolio - Emerging Markets Fund (Class 1) Columbia Management Investment Advisers, LLC	1.09%[1]	31.17%	(1.13%)	7.27%
Seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.	Columbia Variable Portfolio - Government Money Market Fund (Class 1) Columbia Management Investment Advisers, LLC	0.34%[1]	3.97%	2.97%	1.89%
Seeks to provide shareholders with high current income as its primary objective and, as its secondary objective, capital growth.	Columbia Variable Portfolio - High Yield Bond Fund (Class 1) Columbia Management Investment Advisers, LLC	0.64%[1]	8.81%	4.18%	5.78%
Seeks to provide shareholders with a high total return through current income and capital appreciation.	Columbia Variable Portfolio - Income Opportunities Fund (Class 1) Columbia Management Investment Advisers, LLC	0.64%[1]	8.78%	3.86%	5.42%
Seeks to provide shareholders with a high level of current income while attempting to conserve the value of the investment for the longest period of time.	Columbia Variable Portfolio - Intermediate Bond Fund (Class 1) Columbia Management Investment Advisers, LLC	0.53%	9.06%	(0.43%)	2.77%

30 RiverSource Survivorship Variable Universal Life Insurance  — Summary Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Seeks to provide shareholders with long-term capital appreciation.	Columbia Variable Portfolio - Large Cap Index Fund (Class 1) Columbia Management Investment Advisers, LLC	0.25%[1]	17.58%	14.13%	14.49%
Seeks total return, consisting of current income and capital appreciation.	Columbia Variable Portfolio - Long Government/Credit Bond Fund (Class 1) Columbia Management Investment Advisers, LLC	0.47%[1]	6.24%	(5.24%)	1.56%
Seeks to provide shareholders with capital appreciation.	Columbia Variable Portfolio - Overseas Core Fund (Class 1) Columbia Management Investment Advisers, LLC	0.80%	38.26%	9.19%	7.82%
Seeks to provide shareholders with long-term growth of capital.	Columbia Variable Portfolio - Select Large Cap Value Fund (Class 1) Columbia Management Investment Advisers, LLC	0.69%	28.27%	13.59%	12.58%
Seeks to provide shareholders with growth of capital.	Columbia Variable Portfolio - Select Mid Cap Growth Fund (Class 1) Columbia Management Investment Advisers, LLC	0.83%[1]	15.14%	7.53%	12.17%
Seeks to provide shareholders with long-term growth of capital.	Columbia Variable Portfolio - Select Mid Cap Value Fund (Class 1) Columbia Management Investment Advisers, LLC	0.83%[1]	14.18%	11.18%	10.44%
Seeks to provide shareholders with a level of current income consistent with preservation of capital.	Columbia Variable Portfolio - Select Short Corporate Income Fund (Class 1) (previously Columbia Variable Portfolio - Limited Duration Credit Fund (Class 1)) Columbia Management Investment Advisers, LLC	0.41%[1]	6.35%	2.14%	3.19%
Seeks to provide shareholders with long-term capital growth.	Columbia Variable Portfolio - Select Small Cap Value Fund (Class 1) Columbia Management Investment Advisers, LLC	0.85%[1]	6.59%	8.94%	8.23%
Seeks to provide shareholders with long-term capital appreciation.	Columbia Variable Portfolio - Seligman Global Technology Fund (Class 1) Columbia Management Investment Advisers, LLC	0.93%[1]	34.70%	18.71%	23.01%
Seeks total return, consisting of current income and capital appreciation.	Columbia Variable Portfolio - Strategic Income Fund (Class 1) Columbia Management Investment Advisers, LLC	0.70%[1]	7.32%	2.20%	4.28%
Seeks to provide shareholders with current income as its primary objective and, as its secondary objective, preservation of capital.	Columbia Variable Portfolio - U.S. Government Mortgage Fund (Class 1) Columbia Management Investment Advisers, LLC	0.45%	9.19%	(0.06%)	1.92%

RiverSource Survivorship Variable Universal Life Insurance  — Summary Prospectus 31

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Non-diversified fund that seeks to provide shareholders with total return that exceeds the rate of inflation over the long term.	CTIVP® - BlackRock Global Inflation-Linked Securities Fund (Class 1) (previously CTIVP® - BlackRock Global Inflation-Protected Securities Fund (Class 1)) Columbia Management Investment Advisers, LLC, adviser; BlackRock Financial Management, Inc., subadviser; BlackRock International Limited, sub-subadviser.	0.62%[1]	4.23%	(1.50%)	1.98%
Seeks to provide shareholders with current income and capital appreciation.	CTIVP® - CenterSquare Real Estate Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; CenterSquare Investment Management LLC, subadviser.	0.84%	2.19%	6.60%	5.70%
Seeks to provide shareholders with a high level of current income.	CTIVP® - Fidelity Institutional AM® Total Bond Fund (Class 1) (previously CTIVP® - American Century Diversified Bond Fund (Class 1)) Columbia Management Investment Advisers, LLC, adviser; FIAM LLC, subadviser; FMR Investment Management (UK) Limited, sub-subadviser.	0.49%	7.48%	(0.35%)	2.33%
Seeks to provide shareholders with long-term capital growth.	CTIVP® - Principal Large Cap Growth Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; Principal Global Investors, LLC, subadviser.	0.70%	13.78%	10.47%	14.66%
Seeks to provide shareholders with long-term growth of capital and income.	CTIVP® - T. Rowe Price Large Cap Value Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; T. Rowe Price Associates, Inc., subadviser.	0.69%	12.40%	10.43%	9.91%
Seeks to provide shareholders with total return through current income and capital appreciation.	CTIVP® - TCW Total Return Bond Fund (Class 1) (previously CTIVP® - TCW Core Plus Bond Fund (Class 1)) Columbia Management Investment Advisers, LLC, adviser; TCW Investment Management Company LLC, subadviser.	0.50%	7.54%	(0.53%)	2.04%
Seeks to provide shareholders with long-term growth of capital.	CTIVP® - Victory Sycamore Established Value Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; Victory Capital Management Inc., subadviser.	0.82%	2.29%	9.65%	10.70%
Seeks to provide shareholders with long-term capital growth.	CTIVP® - Wellington Large Cap Value Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; Wellington Management Company LLP, subadviser.	0.61%[1]	19.92%	11.26%	10.71%
Seeks to provide shareholders with long-term capital growth.	CTIVP® - Westfield Mid Cap Growth Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; Westfield Capital Management Company, L.P., subadviser.	0.83%[1]	10.40%	7.16%	12.18%

32 RiverSource Survivorship Variable Universal Life Insurance  — Summary Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Seeks to provide shareholders with long-term capital growth.	CTIVP® - Westfield Select Large Cap Growth Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; Westfield Capital Management Company, L.P., subadviser.	0.69%	17.27%	2.05%	13.31%
Seeks investment results that correspond to the total return performance of common stocks as represented by the MSCI EAFE Index.	CVT EAFE International Index Portfolio (Class I) Calvert Research and Management	0.48%[1]	30.90%	8.53%	7.86%
Seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the NASDAQ 100 Index.	CVT Nasdaq 100 Index Portfolio (Class I) Calvert Research and Management, adviser; Ameritas Investment Partners, Inc, subadviser.	0.49%[1]	20.39%	14.73%	19.09%
Seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000® Index.	CVT Russell 2000® Small Cap Index Portfolio (Class I) Calvert Research and Management, adviser; Ameritas Investment Partners, Inc, subadviser.	0.40%[1]	12.45%	5.83%	9.32%
Seeks capital appreciation.	DWS Alternative Asset Allocation VIP (Class A)[2] DWS Investment Management Americas Inc., adviser; RREEF America L.L.C., subadviser.	0.93%	10.50%	5.29%	4.89%
Seeks long-term capital appreciation.	Fidelity® VIP Contrafund® Portfolio (Initial Class) Fidelity Management & Research Company, adviser; Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.54%	21.52%	15.37%	15.78%
Seeks long-term growth of capital.	Fidelity® VIP Mid Cap Portfolio (Initial Class) Fidelity Management & Research Company, adviser; Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.55%	11.75%	10.10%	10.59%

RiverSource Survivorship Variable Universal Life Insurance  — Summary Prospectus 33

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Seeks a high level of current income and may also seek capital appreciation.	Fidelity® VIP Strategic Income Portfolio (Initial Class) Fidelity Management & Research Company, adviser; Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, FIL Investment Advisers, FIL Investment Advisers (UK) Limited and FIL Investments (Japan) Limited, subadvisers.	0.63%	8.85%	3.07%	4.66%
Seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the fund invests in a diversified portfolio of equity and debt securities.	Franklin Income VIP Fund (Class 1) Franklin Advisers, Inc.	0.47%	12.87%	7.92%	7.57%
Seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.	Franklin Mutual Shares VIP Fund (Class 1) Franklin Mutual Advisers, LLC	0.69%	11.81%	9.49%	7.80%
Seeks long-term total return. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small capitalization companies.	Franklin Small Cap Value VIP Fund (Class 1) Franklin Mutual Advisers, LLC	0.66%[1]	7.90%	9.13%	10.09%
Seeks total return with a low to moderate correlation to traditional financial market indices.	Invesco V.I. Balanced-Risk Allocation Fund (Series I Shares)[3] Invesco Advisers, Inc.	0.88%[1]	9.14%	2.53%	5.17%
Seeks capital appreciation.	Invesco V.I. Global Fund (Series I Shares) Invesco Advisers, Inc.	0.81%	15.32%	7.28%	11.00%
Seeks total return.	Invesco V.I. Global Strategic Income Fund (Series I Shares) Invesco Advisers, Inc.	0.95%[1]	12.98%	1.65%	3.01%
Seeks capital appreciation.	Invesco V.I. Main Street Small Cap Fund® (Series I Shares) Invesco Advisers, Inc.	0.84%	8.70%	8.34%	10.59%
Seeks long-term growth of capital.	Invesco V.I. Technology Fund (Series I Shares) Invesco Advisers, Inc.	0.96%	20.47%	10.30%	15.78%

34 RiverSource Survivorship Variable Universal Life Insurance  — Summary Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.	Janus Henderson Balanced Portfolio (Institutional Shares) Janus Henderson Investors US LLC	0.62%	15.11%	8.48%	10.14%
Seeks to obtain maximum total return, consistent with preservation of capital.	Janus Henderson Flexible Bond Portfolio (Institutional Shares) Janus Henderson Investors US LLC	0.57%[1]	7.40%	(0.23%)	2.32%
Non-diversified fund that pursues its investment objective by investing primarily in common stocks selected for their growth potential.	Janus Henderson Research Portfolio (Institutional Shares) Janus Henderson Investors US LLC	0.82%	18.39%	14.11%	15.88%
Seeks total return.	Lazard Retirement Global Dynamic Multi-Asset Portfolio (Investor Shares)[3] Lazard Asset Management, LLC	0.90%[1]	15.98%	5.36%	-
Seeks long-term capital growth. Income is a secondary objective.	LVIP American Century Value Fund (Standard Class II) Lincoln Financial Investments Corporation, adviser; American Century Investment Management, Inc., subadviser.	0.71%[1]	16.02%	11.65%	10.23%
Seeks total return.	MFS® Utilities Series (Initial Class) Massachusetts Financial Services Company	0.78%[1]	15.01%	7.64%	9.49%
The Fund seeks long-term capital growth by investing primarily in common stocks and other equity securities.	Morgan Stanley VIF Discovery Portfolio (Class I Shares) Morgan Stanley Investment Management Inc.	0.95%[1]	12.58%	(5.36%)	14.16%
Seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund's environmental, social and governance (ESG) criteria.	Neuberger Berman AMT Quality Equity Portfolio (Class I) (previously Neuberger Berman AMT Sustainable Equity Portfolio (Class I)) Neuberger Berman Investment Advisers LLC	0.87%	13.71%	12.83%	12.94%
Seeks maximum real return, consistent with preservation of real capital and prudent investment management.	PIMCO VIT All Asset Portfolio (Institutional Class)[2] Pacific Investment Management Company LLC	1.98%[1]	14.34%	5.77%	6.93%
Seeks maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO VIT Total Return Portfolio (Institutional Class) Pacific Investment Management Company LLC (PIMCO)	0.58%	9.05%	0.16%	2.51%

RiverSource Survivorship Variable Universal Life Insurance  — Summary Prospectus 35

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Seeks to provide shareholders with long-term capital appreciation.	Putnam VT Global Health Care Fund (Class IA Shares) Putnam Investment Management, LLC, adviser; Franklin Advisers, Inc., Franklin Templeton Investment Management Limited and The Putnam Advisory Company, LLC, subadvisers.	0.75%	15.34%	7.99%	8.63%
Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, the fund invests at least 80% of its net assets in debt securities of any maturity.	Templeton Global Bond VIP Fund (Class 1) Franklin Advisers, Inc.	0.50%[1]	16.09%	(0.69%)	0.11%
Seeks to provide a high level of total return that is consistent with an aggressive level of risk.	Variable Portfolio - Aggressive Portfolio (Class 1)[2] Columbia Management Investment Advisers, LLC	0.79%	17.94%	8.40%	9.24%
Seeks to provide a high level of total return that is consistent with a conservative level of risk.	Variable Portfolio - Conservative Portfolio (Class 1)[2] Columbia Management Investment Advisers, LLC	0.64%[1]	10.55%	1.89%	3.72%
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - Managed Volatility Conservative Fund (Class 1)[2,3] Columbia Management Investment Advisers, LLC	0.70%	9.41%	1.41%	3.51%
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - Managed Volatility Conservative Growth Fund (Class 1)[2,3] Columbia Management Investment Advisers, LLC	0.72%	11.25%	2.92%	4.71%
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - Managed Volatility Growth Fund (Class 1)[2,3] Columbia Management Investment Advisers, LLC	0.76%	14.97%	6.09%	7.13%
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - Managed Volatility Moderate Growth Fund (Class 1)[2,3] Columbia Management Investment Advisers, LLC	0.73%	13.13%	4.55%	6.00%
Seeks to provide a high level of total return that is consistent with a moderate level of risk.	Variable Portfolio - Moderate Portfolio (Class 1)[2] Columbia Management Investment Advisers, LLC	0.71%	14.14%	5.17%	6.60%

36 RiverSource Survivorship Variable Universal Life Insurance  — Summary Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Seeks to provide a high level of total return that is consistent with a moderately aggressive level of risk.	Variable Portfolio - Moderately Aggressive Portfolio (Class 1)[2] Columbia Management Investment Advisers, LLC	0.75%	15.97%	6.71%	7.89%
Seeks to provide a high level of total return that is consistent with a moderately conservative level of risk.	Variable Portfolio - Moderately Conservative Portfolio (Class 1)[2] Columbia Management Investment Advisers, LLC	0.69%	12.39%	3.43%	5.10%
Seeks to provide shareholders with a high level of current income while conserving the value of the investment for the longest period of time.	Variable Portfolio - Partners Core Bond Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; J.P. Morgan Investment Management Inc. and Allspring Global Investments, LLC, subadvisers.	0.48%	7.62%	0.03%	2.25%
Seeks to provide shareholders with long-term capital growth.	Variable Portfolio - Partners Core Equity Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; J.P. Morgan Investment Management Inc. and T. Rowe Price Associates, Inc., subadvisers.	0.68%[1]	13.42%	13.32%	12.91%
Seeks to provide shareholders with long-term growth of capital.	Variable Portfolio - Partners International Core Equity Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; Schroder Investment Management North America Inc., subadviser; Schroder Investment Management North America Limited, sub-subadviser.	0.83%	24.85%	7.29%	6.39%
Seeks to provide shareholders with long-term capital growth.	Variable Portfolio - Partners International Growth Fund (Class 1) Columbia Management Investment Advisers LLC, adviser; William Blair Investment Management, LLC and Walter Scott & Partners Limited, subadvisers.	0.83%[1]	17.77%	1.61%	5.26%
Seeks to provide shareholders with long-term capital growth.	Variable Portfolio - Partners International Value Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; Pzena Investment Management, LLC and Thompson, Siegel & Walmsley LLC, subadvisers.	0.80%[1]	35.15%	10.39%	7.24%
Seeks to provide shareholders with long-term capital growth.	Variable Portfolio - Partners Small Cap Growth Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; Goldman Sachs Asset Management, L.P. and Segall Bryant & Hamill, LLC, subadvisers.	0.85%[1]	8.13%	1.20%	7.99%

RiverSource Survivorship Variable Universal Life Insurance  — Summary Prospectus 37

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Seeks to provide shareholders with long-term capital appreciation.	Variable Portfolio - Partners Small Cap Value Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; Segall Bryant & Hamill, LLC and William Blair Investment Management, LLC, subadvisers.	0.84%[1]	7.35%	6.86%	7.33%
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - U.S. Flexible Conservative Growth Fund (Class 1)[2,3] Columbia Management Investment Advisers, LLC	0.71%	9.49%	3.79%	-
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - U.S. Flexible Growth Fund (Class 1)[2,3] Columbia Management Investment Advisers, LLC	0.68%	11.37%	7.63%	-
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - U.S. Flexible Moderate Growth Fund (Class 1)[2,3] Columbia Management Investment Advisers, LLC	0.69%	10.37%	5.72%	-
Seeks to maximize total return. Under normal market conditions, the fund invest at least 80% of its assets in high yield bonds. Under normal circumstances, the fund will be invested in at least three countries (one of which may be the United States).	Western Asset Variable Global High Yield Bond Portfolio (Class I) Franklin Templeton Fund Adviser, LLC, adviser; Western Asset Management Company, LLC, subadviser.	0.81%	9.96%	2.56%	5.33%
1
This Fund and its investment adviser and/or affiliates have entered into a temporary expense reimbursement arrangement and/or fee waiver. The Fund’s annual expenses reflect temporary fee reductions. Please see the Fund’s prospectus for additional information.
2
This Fund is a fund of funds and invests substantially all of its assets in other underlying funds. Because the Fund invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including management fees.
3
This Fund is managed in a way that is intended to minimize volatility of returns. See “Principal Risks of Investing in the Contract.”

38 RiverSource Survivorship Variable Universal Life Insurance  — Summary Prospectus

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We have filed with the Securities and Exchange Commission a prospectus and a Statement of Additional Information (SAI) that include additional information about RiverSource Survivorship Universal Life Insurance and RiverSource Variable Life Separate Account. The prospectus and SAI are dated the same date as this summary prospectus and are available free of charge. To request a copy of either document, to obtain information about your policy or for other investor inquiries, contact your sales representative or RiverSource Life Insurance Company at the telephone number and address listed below. The prospectus and other information about the policy is available online at riversource.com/lifeinsurance.
Edgar Contract Identifer: C000233028
RiverSource Distributors, Inc. (Distributor), Member FINRA. Issued by RiverSource Life Insurance Company, Minneapolis, Minnesota. Affiliated with Ameriprise Financial Services, LLC.
© 2008-2026 RiverSource Life Insurance Company. All rights reserved.

RiverSource Life Insurance Company
70100 Ameriprise Financial Center
Minneapolis, MN 55474
1-800-862-7919
ISP9113_12_E01_(05/26)